MONEY MARKET FUND

Delaware Tax-Free Money Fund

service and guidance

professional management

goals

2000
Semi-Annual
Report

(photo of illustration from
Money Market Brochure)


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London
money
market
fund
  2

                                                               November 17, 1999

Dear Shareholder:

DURING THE SIX MONTHS ENDED
October 31, 1999, Delaware Tax-Free Money Fund provided a total return of +1.19% (Class A shares with dividends reinvested). In addition, the dividends paid by the Delaware Tax-Free Money Fund were exempt from federal income taxation, providing for higher returns on an after-tax basis.

   The past six months have been challenging for fixed-income investors in general. The Federal Reserve's interest rate cuts in the fall of 1998 set the stage for a stock market recovery that started in the fourth quarter of 1998 and has continued with little interruption since then. Consequently, investors generally remained focused on the equity markets. While inflation remains benign, concerns have been raised over tight labor markets. The end result has been increased volatility in fixed-income markets.

   The most significant news for money market investors in the past six months has been the Federal Reserve Board's reversal of its policy of low short-term interest rates. On June 30, August 24 and November 16, the Federal Reserve raised interest rates to help mitigate inflationary pressures while allowing the nation's economic expansion to continue. As of this writing, the Fed's target rate on overnight loans between banks stands at 5.50%. These three increases took back the three reductions made in the fall of 1998, and returned the rate to its level of 14 months ago.

   Any change in short-term interest rates directly affects a money market fund's income potential--in general, lower rates mean lower yields, and higher rates mean higher yields. Anticipating the Fed's rate increases, Delaware Tax-Free Money Fund's portfolio manager, Michael Buckley, modestly shortened the Fund's average maturity during the second and third quarters of 1999. Average maturity stood at 47 days as of October 31, 1999.

   At this point, we cannot be sure what course the Fed will take for the remainder of the year. We will monitor the interest rate situation carefully and adjust the average maturity of Delaware Tax-Free Money Fund as needed to attain our investment goal.

   Although Delaware Tax-Free Money Fund is not designed for long-term investors, it has the potential to be a safe haven compared to other investments and can be a valuable part of your diversified portfolio.

   Thank you for your continued commitment to Delaware Tax-Free Money Fund.

Sincerely,

/s/ Wayne A. Stork
----------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
-----------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------
THROUGH OCTOBER 31, 1999

                                                                            Ten         Five         One           Six   7-Day Yield
                                                              Lifetime     Years        Years        Year        Months   (10/31/99)
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Fund Class A (Est. 9/17/81)                     +3.92%      +2.93%       +2.73%      +2.30%       +1.19%     +2.59%
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Fund Consultant Class (Est. 3/15/88)            +3.89%      +2.92%       +2.73%      +2.30%       +1.19%     +2.59%

Past performance does not guarantee future results. Returns and yields fluctuate. All performance reflects reinvestment of dividends. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                             money market fund 3

Financial Statements
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
STATEMENT OF NET ASSETS
OCTOBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
                                                            AMOUNT       VALUE
                                   ---------------------------------------------
*VARIABLE RATE DEMAND NOTES - 56.01%
 Erie, Pennsylvania Higher Education Building Authority
   - Gannon University Project - Series F
   3.60% 11/5/99 (LOC, PNC Bank) .........................$1,000,000  $1,000,000
 Frederick County, Maryland Retirement Community
   Buckinghams Choice - Series E 3.55% 11/5/99
   (LOC, LaSalle National Bank) .......................... 1,500,000   1,500,000
 Illinois Development Finance Authority - Pollution
   Control Revenue - Illinois Power - Series D 3.65%
   11/5/99 (LOC, Morgan Guaranty Trust Company) (AMT) ....   600,000     600,000
 Illinois Health Facilities Authority Revenue Decatur
   Memorial Hospital Project - Series A 3.55%
   11/5/99 (SPA, First National Bank) (MBIA) ............. 1,500,000   1,500,000
 Metropolitan Nashville, Tennessee Airport Authority -
   American Airlines Project - Series A
   3.10% 11/1/99 (LOC, Credit Suisse) .................... 1,000,000   1,000,000
 Montgomery County, Maryland Housing
   Opportunities Community Multifamily Housing
   Revenue - Falkland Apartments 3.52% 11/5/99
   (LOC, Connecticut General Life) ....................... 1,500,000   1,500,000
 Montgomery County, Pennsylvania Industrial
   Development Authority Revenue - IKEA Property
   Project 3.60% 4/1/04 .................................. 1,500,000   1,500,000
 Northampton County, Pennsylvania Higher Education
   Authority Revenue - Lafayette College Project -
   Series B 3.60% 11/5/99
   (LOC, LandesBank Hessen) ..............................   700,000     700,000
 North Alabama Environmental Improvement
   Pollution Control Revenue Authority - Reynolds
   Metals (LOC, Bank Of Nova Scotia)
   3.10% 11/1/99 ......................................... 1,000,000   1,000,000
 Ohio Housing Finance Agency Multifamily Housing
   Revenue - Kenwood Congregate Retirement
   3.70% 12/1/99 (LOC, Morgan Guaranty
   Trust Company) ........................................   900,000     900,000
 Philadelphia, Pennsylvania Hospital & Higher
   Education - Temple East - Series B (LOC, First
   Union National Bank) 3.60% 11/5/99 .................... 1,500,000   1,500,000
 Philadelphia, Pennsylvania Hospitals & Higher
   Education Facilities Authority - Philadelphia School
   - Series A-3 3.60% 11/5/99
   (LOC, First Union National Bank) ......................   500,000     500,000
 Pittsburgh, Pennsylvania Urban Development
   Authority - Wood Street Commons 4.13%
   12/1/99 (LOC, PNC Bank) (AMT) ......................... 1,105,000   1,105,000
 Washington County, Pennsylvania Authority Lease
   Revenue (Series B-1 Subser C - Eye & Ear) 3.60%
   11/5/99 (LOC, PNC Bank) ...............................  800,000     800,000

--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
                                                            AMOUNT       VALUE
                                   ---------------------------------------------
  VARIABLE RATE DEMAND NOTES (CONTINUED)
  Winston Salem, North Carolina - Certificates of
   Participation 3.55% 11/5/99
   (LOC, Credit Suisse) ............................   $ 1,500,000   $ 1,500,000
                                                                     -----------
  Total Variable Rate Demand Notes .................                  16,605,000
                                                                     -----------

  MUNICIPAL BONDS - 18.48%
  Arizona State Transportation Board Excise Tax
   (Maricopa County Regional Area)
   4.50% 7/1/00 ....................................     1,500,000     1,506,285
  Bloomington, Minnesota Port Authority Special Tax -
   Mall Of America Project 4.00% 2/1/00 (FSA) ......     1,300,000     1,301,464
  Deadwood, South Dakota Certificates of
   Participation 4.00% 11/1/99 (AMBAC) .............     1,500,000     1,500,000
  Pittsburgh, Pennsylvania Urban Redevelopment
   Authority - Series D 3.15% 12/1/99 ..............     1,170,000     1,170,000
                                                                     -----------
  Total Municipal Bonds ............................                   5,477,749
                                                                     -----------

**PUT BONDS - 7.51%
  New Hampshire Higher Educational & Health
   Facilities Authority Revenue - Dartmouth
   Educational Loan Corporation 3.90% 6/1/00 .......       725,000       725,000
  Oklahoma State Water Resources Board 3.55%
   3/1/00 (LOC, Bayerische LandesBank) .............     1,500,000     1,500,000
                                                                     -----------
  Total Put Bonds ..................................                   2,225,000
                                                                     -----------

  COMMERCIAL PAPER - 25.97%
  Converse County, Wyoming Pollution Control
  Revenue - Pacificorp Project 3.65% 1/18/00
   (LOC, Deutsche Bank) ............................     1,500,000     1,500,000
  District of Columbia - National Academy Of Sciences
   3.40% 12/15/99 (SPA Nationsbank) (AMBAC) ........     1,000,000     1,000,000
  New York City Municipal Water
   3.60% 12/23/99 ..................................     1,000,000     1,000,000
  Prince William County - Virginia Electric & Power
   Company 3.70% 1/18/00 ...........................     1,500,000     1,500,000
  Sweetwater County, Wyoming Pollution Control -
   Pacificorp Project - Series 88-A 3.65% 1/14/00
   (LOC, Union Bank of Switzerland) ................     1,400,000     1,400,000
  Toledo - Lucas Port Authority, Ohio -
   CSX Transportation Project 3.45% 12/10/99
   (LOC, Bank Of Nova Scotia) ......................     1,300,000     1,300,000
                                                                     -----------
  Total Commercial Paper ...........................                   7,700,000
                                                                     -----------

4 money market fund

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 107.97%
   (COST $32,007,749) ++ .......................................    $32,007,749
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS (7.97%) ........................................     (2,362,266)
                                                                    -----------
NET ASSETS APPLICABLE TO 29,645,483 SHARES
   ($0.001 PAR VALUE) OUTSTANDING - 100.00% ....................    $29,645,483
                                                                    ===========
NET ASSET VALUE - TAX-FREE MONEY FUND A CLASS
   ($28,399,775 / 28,399,775 SHARES) ..........................           $1.00
                                                                          =====
NET ASSET VALUE - TAX-FREE MONEY FUND CONSULTANT CLASS
   ($1,245,708 / 1,245,708 SHARES) ............................           $1.00
                                                                          =====
-----------------
 * The Maturity date shown is the longer of the next interest reset date or the date in which the principal amount can be recovered through demand.
** Put Bonds - Securities are variable rate and the maturity date shown is the same as the put date.
++ Also the cost for federal income tax purposes.

AMBAC - Insured by the American Municipal Bond Assurance Indemnity Corporation
AMT   - Alternative Minimum Tax
FSA   - Insured by Financial Security Assurance
LOC   - Letter of Credit
MBIA  - Insured by the Municipal Bond Insurance Association

                             See accompanying notes


DELAWARE GROUP TAX-FREE MONEY FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .............................                  $539,421
                                                        --------
EXPENSES:
Management fees ......................    $ 72,490
Dividend disbursing and
   transfer agent fees and expenses ..      24,110
Professional fees ....................      13,740
Taxes (other than taxes on income) ...       1,020
Registration fees ....................      21,580
Reports and statements to shareholders      11,600
Accounting and administration ........       6,303
Directors' fees ......................       1,713
Custodian fees .......................       4,889
Other ................................       7,313
                                          --------
                                                         164,758
                                                        --------
Less expenses paid indirectly ........                    (4,174)
                                                        --------
Total expenses .......................                   160,584

NET INVESTMENT INCOME ................                   378,837
                                                        --------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...................                  $378,837
                                                        ========
                             See accompanying notes
                                                             money market fund 5

DELAWARE GROUP TAX FREE MONEY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   SIX MONTHS        YEAR
                                                     ENDED           ENDED
                                                   10/31/99         4/30/99
                                                  (UNAUDITED)
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ........................    $   378,837     $   766,038
                                                  -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...................................       (339,794)       (699,127)
   Consultant Class ..........................        (39,043)        (66,911)
                                                  -----------     -----------
                                                     (378,837)       (766,038)
                                                  -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...................................     14,272,903      34,725,830
   Consultant Class ..........................      6,713,650      16,825,418
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income:
   A Class ...................................        321,325         668,055
   Consultant Class ..........................         38,176          67,810
                                                  -----------     -----------
                                                   21,346,054      52,287,113
                                                  -----------     -----------
Cost of shares repurchased:
   A Class ...................................    (14,330,577)    (37,522,036)
   Consultant Class ..........................     (6,878,655)    (20,093,243)
                                                  -----------     -----------
                                                  (21,209,232)    (57,615,279)
                                                  -----------     -----------
Increase (decrease) in net assets derived from
  capital share transactions .................        136,822      (5,328,166)
                                                  -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS ........        136,822      (5,328,166)
                                                  -----------     -----------

NET ASSETS:
Beginning of period ..........................     29,508,661      34,836,827
                                                  -----------     -----------
End of period ................................    $29,645,483     $29,508,661
                                                  ===========     ===========

                             See accompanying notes

6 money market fund

DELAWARE GROUP TAX-FREE MONEY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  TAX-FREE MONEY FUND A CLASS
                                                        ---------------------------------------------------------------------------
                                                         SIX MONTHS
                                                           ENDED      YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        10/31/99(1)    4/30/99     4/30/98       4/30/97      4/30/96      4/30/95
                                                        (UNAUDITED)
Net asset value, beginning of year ....................    $1.000       $1.000       $1.000       $1.000       $1.000       $1.000

Income from investment operations:
   Net investment income ..............................     0.012        0.024        0.028        0.028        0.029        0.026
                                                           ------       ------       ------       ------       ------       ------
   Total from investment operations ...................     0.012        0.024        0.028        0.028        0.029        0.026
                                                           ------       ------       ------       ------       ------       ------

Less dividends:
   Dividends from net investment income ...............    (0.012)      (0.024)      (0.028)      (0.028)      (0.029)      (0.026)
                                                           ------       ------       ------       ------       ------       ------
   Total dividends ....................................    (0.012)      (0.024)      (0.028)      (0.028)      (0.029)      (0.026)
                                                           ------       ------       ------       ------       ------       ------

Net asset value, end of period ........................    $1.000       $1.000       $1.000       $1.000       $1.000       $1.000
                                                           ======       ======       ======       ======       ======       ======
Total return ..........................................     1.19%        2.40%        2.78%        2.79%        2.97%        2.59%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............   $28,400      $28,136      $30,264      $32,659      $35,479      $54,444
   Ratio of expenses to average net assets ............     1.01%        1.02%        0.91%        0.82%        0.90%        0.96%
   Ratio of net investment income to average net assets     2.38%        2.37%        2.75%        2.75%        2.95%        2.57%



                                                                            TAX-FREE MONEY FUND CONSULTANT CLASS
                                                        ---------------------------------------------------------------------------
                                                         SIX MONTHS
                                                           ENDED      YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                        10/31/99(1)    4/30/99     4/30/98       4/30/97      4/30/96      4/30/95
                                                        (UNAUDITED)
Net asset value, beginning of year ....................    $1.000       $1.000       $1.000       $1.000       $1.000       $1.000

Income from investment operations:
   Net investment income ..............................     0.012        0.024        0.028        0.028        0.029        0.026
                                                           ------       ------       ------       ------       ------       ------
   Total from investment operations ...................     0.012        0.024        0.028        0.028        0.029        0.026
                                                           ------       ------       ------       ------       ------       ------

Less dividends:
   Dividends from net investment income................    (0.012)      (0.024)      (0.028)      (0.028)      (0.029)      (0.026)
                                                           ------       ------       ------       ------       ------       ------
   Total dividends ....................................    (0.012)      (0.024)      (0.028)      (0.028)      (0.029)      (0.026)
                                                           ------       ------       ------       ------       ------       ------

Net asset value, end of period ........................    $1.000       $1.000       $1.000       $1.000       $1.000       $1.000
                                                           ======       ======       ======       ======       ======       ======

Total return ..........................................     1.19%        2.40%        2.78%        2.79%        2.97%        2.59%

Ratios and supplemental data:
   Net assets, end of period (000 omitted).............    $1,245       $1,373       $4,573       $1,529       $1,452       $1,614
   Ratio of expenses to average net assets ............     1.01%        1.02%        0.91%        0.82%        0.90%        0.96%
   Ratio of net investment income to average net assets     2.38%        2.37%        2.75%        2.75%        2.95%        2.57%

----------------
(1) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                             money market fund 7

DELAWARE GROUP TAX-FREE MONEY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------

Delaware Group Tax-Free Money Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers two classes of shares. The Tax-Free Money Class A and The Tax-Free Money Consultant Class. Neither class has a sales charge. The Fund's objective is to seek maximum current income, exempt from federal income tax, while preserving principal and maintaining liquidity consistent with prudent investment management. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Realized gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $735 for the period ended October 31, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $3,439 for the period ended October 31, 1999. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the investment manager, an annual fee which is calculated daily at the following rates; 0.45% on the first $500 million of average daily net assets, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on the average daily net assets in excess of $2.5 billion. On October 31, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC of $461.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. On October 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $2,699.

Pursuant to the Distribution Agreement, the Fund may pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual 12b-1 fee not to exceed 0.30% of the average daily net assets of the Fund. Effective June 1, 1990, 12b-1 Plan payments to DDLP were suspended but may be reinstated in the future.

3. Capital Stock
Transactions in capital stock shares were as follows:

                                                       SIX MONTHS    YEAR
                                                         ENDED       ENDED
                                                        10/31/99    04/30/99
                                                        --------    --------
Shares sold:
   A Class ......................................      14,272,903    34,725,830
   Consultant Class .............................       6,713,650    16,825,418

Shares issued upon reinvestment of dividends
   from net investment income:
   A Class ......................................         321,325       668,055
   Consultant Class .............................          38,176        67,810
                                                      -----------   -----------
                                                       21,346,054    52,287,113
                                                      -----------   -----------
Shares repurchased:
   A Class ......................................     (14,330,577)  (37,522,036)
   Consultant Class .............................      (6,878,655)  (20,093,243)
                                                      -----------   -----------
                                                      (21,209,232)  (57,615,279)
                                                      -----------   -----------
Net increase (decrease)..........................         136,822    (5,328,166)
                                                      ===========   ===========

4. Market and Credit Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment of their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market values may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE TAX-FREE MONEY FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free Money Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

SA-006 [10/99] PP12/99
(2429) (J5339)


(Photo of Globes)